UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 12, 2010 (February 12, 2010)

BLACKROCK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	40 East 52nd Street, New York, New York	10022
	(Address of principal executive offices)	(Zip Code)

	Registrant’s telephone number, including area code:	(212) 810-5300

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Pursuant to registration rights agreements entered in to with BlackRock, Inc. (the "Company"), Kuwait Investment Authority and Government of Singapore Investment Corporation Pte. Ltd. are registering up to 7,823,613 shares of common stock, $0.01 par value, 2,860,188 of which are issuable upon conversion of Series B Non-Voting Participating Preferred Stock, par value $0.01 per share, under the Company’s registration statement on Form S-3 (File No. 333-145976) (the "Registration Statement"), as supplemented by the prospectus supplement filed February 12, 2010 with the Securities and Exchange Commission.

Attached hereto, and incorporated by reference to the Registration Statement as Exhibit 5.2 is the opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the legality of the Shares.

Item 9.01	Financial Statements and Exhibits

(d)         Exhibits

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2010	BlackRock, Inc. (Registrant)
	By:	/s/ Daniel R. Waltcher
Daniel R. Waltcher Managing Director and Deputy General Counsel

EXHIBIT INDEX

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP